October 26, 2001


                     DREYFUS PREMIER STRUCTURED MID CAP FUND

                  SUPPLEMENT TO PROSPECTUS DATED JUNE 29, 2001

      THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH IN THE SECTION OF THE PROSPECTUS ENTITLED "GOAL/APPROACH".

      The fund seeks long-term capital growth. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its assets in the stocks of companies included in the S&P 400 Midcap Index or the Russell Midcap Index. The fund's stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers.